Precision Vascular Robotics Corindus Vascular Robotics (CVRS) Overview August 2015 Exhibit 99.1

FORWARD
LOOKING
STATEMENTS
THIS
PRESENTATION
CONTAINS
“FORWARD-LOOKING
STATEMENTS”
(AS
SUCH
TERM
IS
DEFINED
IN
SECTION
27A
OF
THE
SECURITIES
ACT
OF
1933,
AS
AMENDED,
AND
SECTION
21E
OF
THE
SECURITIES
EXCHANGE
ACT
OF
1934,
AS
AMENDED,
AND
INFORMATION
RELATING
TO
THE
COMPANY,
THAT
ARE
BASED
ON
THE
CURRENT
BELIEFS
OF,
AND
ASSUMPTIONS
MADE
BY
OUR
MANAGEMENT
AND
THE
INFORMATION
CURRENTLY
AVAILABLE
TO
OUR
MANAGEMENT.
FORWARD-LOOKING
STATEMENTS
RELATE
TO
EXPECTATIONS
CONCERNING
MATTERS
THAT
ARE
NOT
HISTORICAL
FACTS.
WORDS
SUCH
AS
"ANTICIPATE,"
"BELIEVE,"
"ESTIMATE,"
"EXPECT,"
"INTEND,"
"PLAN,"
"PREDICT,"
"OPINION,"
"WILL"
AND
SIMILAR
EXPRESSIONS
AND
THEIR
VARIANTS,
ARE
INTENDED
TO
IDENTIFY
FORWARD-LOOKING
STATEMENTS.
THESE
FORWARD-LOOKING
STATEMENTS
INCLUDE,
BUT
ARE
NOT
LIMITED
TO
STATEMENTS
RELATED
TO
OUR
EXPECTED
BUSINESS,
PRODUCTS,
ADOPTION
OF
ROBOTIC
MEDICAL
PROCEDURES,
RESULTS
OF
OPERATIONS,
FUTURE
FINANCIAL
CONDITION,
ABILITY
TO
INCREASE
OUR
REVENUES,
FINANCING
PLANS
AND
CAPITAL
REQUIREMENTS,
OR
COSTS
OF
REVENUE,
EXPENSES,
POTENTIAL
TAX
ASSETS
OR
LIABILITIES,
EFFECT
OF
RECENT
ACCOUNTING
PRONOUNCEMENTS,
CASH
FLOWS
AND
ABILITY
TO
FINANCE
OPERATIONS
FROM
CASH
FLOWS,
AND
SIMILAR
MATTERS.
THESE
FORWARD-LOOKING
STATEMENTS
SHOULD
BE
CONSIDERED
IN
LIGHT
OF
VARIOUS
IMPORTANT
FACTORS,
INCLUDING,
WITHOUT
LIMITATION,
THE
IMPACT
OF
GLOBAL
AND
REGIONAL
ECONOMIC
AND
CREDIT
MARKET
CONDITIONS
ON
HEALTH
CARE
SPENDING;
HEALTH
CARE
REFORM
LEGISLATION
IN
THE
UNITED
STATES
AND
ITS
IMPACT
ON
HOSPITAL
SPENDING,
REIMBURSEMENT
AND
FEES
WHICH
WILL
BE
LEVIED
ON
CERTAIN
MEDICAL
DEVICE
REVENUES,
DECREASES
IN
HOSPITAL
ADMISSIONS
AND
ACTIONS
BY
PAYERS
TO
LIMIT
OR
MANAGE
SURGICAL
PROCEDURES
TIMING
AND
SUCCESS
OF
PRODUCT
DEVELOPMENT
AND
MARKET
ACCEPTANCE
OF
DEVELOPED
PRODUCTS,
PROCEDURE
COUNTS;
REGULATORY
APPROVALS,
CLEARANCES
AND
RESTRICTIONS;
GUIDELINES
AND
RECOMMENDATIONS
IN
THE
HEALTH
CARE
AND
PATIENT
COMMUNITIES,
INTELLECTUAL
PROPERTY
POSITIONS
AND
LITIGATION,
COMPETITION
IN
THE
MEDICAL
DEVICE
INDUSTRY
AND
IN
THE
SPECIFIC
MARKETS
OF
SURGERY
IN
WHICH
WE
OPERATE,
THE
INABILITY
TO
MEET
DEMAND
FOR
PRODUCTS,
THE
RESULTS
OF
LEGAL
PROCEEDINGS
TO
WHICH
WE
ARE
OR
MAY
BECOME
A
PARTY,
PRODUCT
LIABILITY
AND
OTHER
LITIGATION
CLAIMS,
ADVERSE
PUBLICITY
REGARDING
OUR
COMPANY
AND
SAFETY
OF
OUR
PRODUCTS
AND
THE
ADEQUACY
OF
TRAINING;
OUR
ABILITY
TO
EXPAND
IN
FOREIGN
MARKETS;
AND
OTHER
RISK
FACTORS.
READERS
ARE
CAUTIONED
NOT
TO
PLACE
UNDUE
RELIANCE
ON
THESE
FORWARD-LOOKING
STATEMENTS,
WHICH
ARE
BASED
ON
CURRENT
EXPECTATION
AND
ARE
SUBJECT
TO
RISKS,
UNCERTAINTIES;
AND
ASSUMPTIONS
THAT
ARE
DIFFICULT
TO
PREDICT,
INCLUDING
THOSE
RISK
FACTORS
DESCRIBED
IN
THE
COMPANY’S
PROSPECTUS
FILED
IN
CONJUNCTION
WITH
AN
S-1
REGISTRATION
STATEMENT
ON
MAY
26,
2015.
OUR
ACTUAL
RESULTS
MAY
DIFFER
MATERIALLY
AND
ADVERSELY
FROM
THOSE
EXPRESSED
IN
ANY
FORWARD-LOOKING
STATEMENTS.
WE
UNDERTAKE
NO
OBLIGATION
TO
PUBLICLY
UPDATE
OR
RELEASE
ANY
REVISIONS
TO
THESE
FORWARD-LOOKING
STATEMENTS
EXCEPT
AS
REQUIRED
BY
LAW.
NOT
AN
OFFER
THIS
PRESENTATION
IS
FOR
INFORMATIONAL
PURPOSES
ONLY.
THE
MATERIALS
DO
NOT
CONSTITUTE
EITHER
AN
OFFER
TO
SELL
SECURITIES
OR
THE
SOLICITATION
OF
AN
OFFER
TO
BUY
SECURITIES.
2

•
CorPath
®
System: Only FDA cleared
robotic-assisted percutaneous coronary
intervention (“PCI”) system
•
PCI is a high volume, (~933k), US medical
robotics procedure opportunity; long
growth runway
•
Cath Lab occupational hazards concerns
and awareness are growing
•
CorPath installed base for commercial
foundation and regional show sites
•
Expanding sales team and building funnel
across US
3
Corindus Growth Platform
Interventional robotics leadership
Protection
Staff  Safety
Precision
Clinical Outcomes
Promotion
Hospital Growth
New
Standard
of Care
New
Standard
of Care

Experienced Leadership Team Experience in the cardiovascular field 4 David Handler President & CEO David Long VP Finance, CFO Management Strong Investor Base

Cath
Lab Procedure Innovation
CorPath Robotic-assisted PCI
1986
First Stent
Procedure
2013
Procedure
Unchanged
>>
5
PCI procedure remains largely unchanged since introduction
•
Innovation historically focused on stents and delivery systems
•
Traditional PCI not optimized to required levels of complexity, dexterity and precision
The CorPath System offers:
•
Physicians/Staff
–
radiation
and
orthopedic
safety
and
robotic
precision
•
Patients
–
potential to improve clinical outcomes
•
Hospitals
-
differentiation
2015
CorPath Robotic
PCI

Vascular Robotics Market CorPath platform potential to expand vascular indications Corindus IP and Technology 6 Coronary Peripheral Neuro Structural

Corindus Market Opportunity
$4.5B
FY2018
market
estimate
7
•
New System Sales annual market opportunity based on 5-year replacement cycle in 5,430 US labs and 8,150 OUS labs, at a blended average price per system of $350,000. Prices vary by procedure type and geography.
•
Non-PCI
procedure
types
are
Peripheral
Vascular
1
,
Neurointerventional
and
Structural
Heart.
•
Consumables annual sales based on year 2018 estimated PCI annual procedure volume of 933,000 in the US and
1,800,000 OUS, and  non-PCI annual procedure volumes of 1,200,000 in the US and 1,800,000 OUS, at an average selling
price
of
$550
per
CorPath
cassette.
2
•
The
annual
service
revenue
opportunity
of
$474mm
is
based
on
blended
average
price
of
$35,000
per
annual
service
contract.
•
Model does not account for custom Corindus catheter devices, or OUS opportunities beyond Europe, Japan and China, which could significantly expand market opportunity.
1
Peripheral Vascular includes lower limb, carotid, renal, iliac and AAA  (abdominal aortic aneurysm) procedures
2
Market opportunity assessment based on market research reports and Corindus estimate
New Systems
($, mm)
Consumables
($, mm)
Service
($, mm)
Total Revenue
Opportunity
($, mm)
US
$244
$513
$122
$879
-PCI
$218
$862
$109
$1,190
subtotal
$462
$1,375
$231
$2,068
OUS
$256
$757
$128
$1,141
-PCI
$229
$1,006
$115
$1,350
subtotal
$485
$1,763
$243
$2,491
Worldwide opportunity
$947
$3,138
$474
$4,559

Product Overview 8

CorPath Robotic-Assisted PCI System 9

CorPath Robotic-Assisted PCI System

CorPath Installation
•
The CorPath system fits in any cath lab and is
compatible with all fluoroscopy systems; Philips,
GE, Siemens, Toshiba.
•
No construction is required. Several electronic
cables are used to connect the bedside with the
cockpit for robotics and imaging. Typical
installation is one day.
•
The CorPath cockpit is on wheels and can be
moved within the room.
Customer Training
•
Initial site training is completed in approximately
four hours.
•
Training includes both physicians and cath lab
staff.
•
Often the first commercial case is performed
within a few days of initial installation.

Today’s Cath Lab Challenges
Staff Safety and Health is at Risk
•
The cath lab is a dangerous environment for workers
»
Radiation exposure
cancer and cataract risk
»
Ergonomic Strain
orthopedic injury and chronic
pain
Procedure Outcomes Not Optimal
•
Difficulty viewing angiography standing at bedside
•
Inconsistent visual assessment of length and location
•
Variations in manual skill limits deployment accuracy
Hospital Economics Are Inefficient
•
Above factors lead to:
»
Increased stent usage
»
Costly complications
»
Restenosis/revascularization
•
Highly competitive market for PCI procedures
•
Increasing CMS outpatient PCI reimbursement rates in
2015
Foreshortened coronary angiogram
Traditional angioplasty

•
Lab ergonomics create awkward working
positions
•
Lead protection exacerbates stress loading –
pressures up to 300 psi on discs propagating
“interventionalist disc disease”
•
High radiation exposure –
increased risk of
brain tumor, leukemia/lymphoma, cataracts
Safety in a Hazardous Environment
Reduce radiation exposure, orthopedic injury and pain
•
Radiation shielded work station reduces
exposure from head to toe
•
Improved
ergonomics
-
work
from
a
seated
position
•
No
need
to
wear
lead
while
in
cockpit
-
reduced
stress and fatigue
•
Corindus-sponsored PRECISE study
demonstrated 95.2% median reduction in
physician radiation exposure
12
Traditional PCI
CorPath
Robotic PCI

Escalating Awareness of Risks Accelerating publication frequency ORSIF, February 2015 JACC Interventions, April 2015 JACC, March 2015 CCI, April 2015 CCI, February 2015 13

Occupational Risks in the Cath
Lab
•
Brain tumors
–
Reported brain tumors are
predominately left-side amongst
interventionalists
•
Orthopedic injuries
2,4
–
60% incidence of spine issues after 21
years in practice
–
42% incidence of spine problems -
General
population
average
rate
-
2.3%
–
33% miss work due to orthopedic issues
•
Cataracts
–
50% have significant posterior
subcapsular
lens
changes.
14
Radiation and orthopedic injury
1
Roguin
A.
Radiation
hazards
to
interventional
cardiologists:
A
report
on
increased
brain
tumors
among
physicians
working
in
the
cath
lab.
SOLACI
2014;
April
23,
2014;
Buenos
Aires,
Argentina.
2
Gregory
Dehmer
et
al.,
Occupational
Hazards
for
Interventional
Cardiologists,
The
Society
for
Cardiovascular
Angiography
and
Interventions,
68
Catheterization
andCardiovascular
Interventions
974,
975 (2006),
http://www.scai.org/asset.axd?id=c01541b7-66c2-46a4-940e-e2a55e71e5bc&t=633945866505100000
3
E. Vano, et al.
Radiation-associated
lens
opacities
in
catheterization
personnel:
results
of
a
survey
and
direct
assessments.
24
Journal
of
Vascular
Interventional
Radiology
2:
197-204 (2013).
4
Goldstein
JA,
Balter
S,
Cowley
M
et
al.
Occupational
hazards
of
interventional
cardiologists:
prevalence
of
orthopedic
health
problems
in
contemporary
practice.
Catheter
Cardiovasc
Interv
2004;
63:407-211.
15558765
1
3

Enhanced procedure may improve outcomes, economics and safety
Traditional PCI vs. CorPath
®
Robotic PCI
15
Struggle to see
angiography
Close
proximity
ergonomic
visualization
Trial & error, wire
spinning
Precise ‘Point & Shoot’
predictability
‘Eyeball’ estimate
Robotic-assisted
sub-mm
Measurement
Manual adjustment
1mm precise
positioning
Devices loose during
inflation
Fixated devices during
deployment
Open Architecture System
•
Compatible with off-the-
shelf guide wires, balloons
and stents from Medtronic,
Abbott, BSC etc.
Traditional
PCI
CorPath
Robotic PCI
PCI
steps
Assess
Anatomy
Navigate
Measure
Anatomy
Position
Stent
Deploy
Stent

•
Inaccurate lesion assessment
–
~65% physicians select stent length based on visual
estimation alone
1
–
51% of physicians underestimated lesion length
2
–
Inaccurate estimate lead to sub-optimal PCI procedure
and can cause LGM
•
Longitudinal Geographic Miss (LGM) correlates with
higher TVR
–
STLLR trial demonstrated high incidence of LGM
3
•
Published Journal American College of Cardiology;
•
1,557 patients, 41 US hospitals; 1 year follow up
–
47.6%* of patients had LGM stent placements
–
LGM leads to 2.3x incidence of TVR
16
1
65% according to an online survey, Junicon
market research 2012 –
113 interventional cardiologists. Study sponsored by Corindus Inc.
2
Campbell, P. T et al (2015), Interoperator
and intraoperator
(in)accuracy of stent selection based on visual estimation. Catheterization and Cardiovascular
Intervention.
doi:
10.1002/ccd.2578 , Study sponsored by Corindus Inc.
3
Costa M., et al. Impact of Stent Deployment Procedural Factors on Long-Term Effectiveness and Safety of Sirolimus-Eluting Stents. Am J Cardiol, 101(12):1704-11  2008
*Analyzable data set included 1419 patients (required LGM and AGM data)
Precision Matters in PCI
How does precision impact patients?
Longitudinal Geographic Miss (LGM)
Target Vessel Revascularization (“TVR”) =
Repeat PCI or worse!
(increased
patient risk and cost implications)

1
Nikolsky
E,
Pucelikova
T,
Mehran
R,
et
al.
An
Evaluation
of
fluoroscopy
time
and
correlation
with
outcomes
after
percutaneous
coronary
intervention.
J
Invasive
Cardiol,
2007,
19:
208-213
2
Weisz G, et al. Safety and Feasibility of Robotic Percutaneous Coronary Intervention. J American College of Cardiol, 2013,  Vol 61, No. 15: 1596-1600
3
Core lab assessment of Longitudinal Geographic Miss on PRECISE dataset, data on file, Corindus Inc.
•
PRECISE
2
study showed compared to Nikolsky
1
:
9% fewer stents
16% reduction in fluoro time
40% less contrast used
•
PRECISE study showed 12% LGM vs. 48% in STLLR
3
Nikolsky et al, 2007
[1]
Fluoro time
23 min
(N=7,242 pts)
PRECISE study
[2]
(N=164 pts)
Age
63.9 ±11.8
64.1±10.0
Lesion
length
(mm)
12.8 ±
6.7
13.4±
4.0
Number
of
Stents
1.20 ±
0.83
1.1 ±
0.34
Fluoroscopy
time
(min)
12.7 ±
5.1
10.6 ±
6.2
Contrast Volume (ml)
242 ±
100
144.2 ±70
PRECISE vs. Historical Data
Compares CorPath robotic vs. historical PCI procedure

Clinical Evidence –
Precision Matters
Peer reviewed publication highlights
Continued Investment in Clinical Data
•
Post PRECISE sub-analysis
•
PRECISION registry post market data
collection and analysis vs. manual
procedures
•
Concurrent studies to prove procedure
benefits of CorPath robotic precision vs.
manual procedures
»
Reduced LGM
»
Measurement accuracy
»
Visualization
»
Stent utilization
»
Contrast utilization
»
Radiation exposure

Commercial Strategy 19

Sales Strategy
Dedicated system and cassette sales teams
System Sales Team
•
Experienced
medical
technology
sales
professionals
–
System
‘hunters’
•
Sales process initiates with Interventional Cardiologist champion, then progresses through hospital administration
•
Leveraging both capital purchase and utilization models to accelerate sales
•
Increasing field team to 12 people in 2015
•
Focused on largest market areas
Clinical Sales Team
•
Experienced
interventional
procedure/device
sales
–
procedure
‘builders’
•
Initial site training and program launch
•
Drive  procedures and cassette sales, in depth account focus. Cath lab presence.
•
Continuous use and adoption by new physician and staff users
Two sales teams working together to provide experienced
interventional cardiology leadership.

21 Intellectual Property

Intellectual Property Overview
Expanding on a strong foundation
Continuous “Ring-fencing” all vascular robotics
applications:
•
38 issued global patents
•
51 patents pending: broad application coverage
•
Continuously building IP portfolio
•
Pursuing the vascular space broadly
Corindus
IP
covers
remote
control
of
two
or
more
co-axial
devices
-
a
requirement for PCI and many vascular procedures

23 Financials

Key Financial Information
Key Metrics*
Cash, Cash Equivalents and Marketable Securities
$58.9 million
Debt**
$10.0 million
Basic Shares Outstanding
118,533,157
Warrants Outstanding
5,207,379
Stock Options Outstanding
8,597,961
* As of June 30, 2015
** Outstanding principal balance

25 Summary

•
Cath Lab occupational hazards concerns and
awareness are growing
•
PCI is a very large volume medical robotics
procedure opportunity; long growth runway
•
Growing CorPath installed base for
commercial foundation and regional show
sites
•
Sales team expansion and funnel building
across US
•
Building technology and clinical experience
for next application growth markets:
Peripheral, Neuro, Structural Heart

Corindus Growth Platform
Interventional robotics leadership

Precision Vascular Robotics
The New Standard of Care in Vascular Procedures

About Corindus Vascular Robotics
Corindus Vascular Robotics is a global technology
leader in robotic-assisted percutaneous coronary
interventions. The company’s CorPath System is
the first medical device that offers interventional
cardiologists PCI procedure control from an
interventional cockpit.
Visit us at www.corindus.com